Events after the reporting year	12 Months Ended
Jun. 30, 2023
Events after the reporting year
Events after the reporting year

30.    Events after the reporting year

Beginning with fiscal year 2024, the Mytheresa Group executed a new long-term incentive compensation ("LTI") program for members of the top management under the MYT Netherlands Omnibus Incentive Compensation Plan. The LTI for fiscal year 2024 is a three-year, long-term incentive program as combination of awarded performance share units, option awards and awarded restricted stock units. The performance share units are based on the company's performance over the three-year period and vest after three years. The restricted stock units and option awards vest annually during the three-year period. The estimated expense for fiscal year 2024 will be approximately €5.5 million.